UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2017
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On April 25, 2017 we issued a press release announcing our financial results for the first quarter ended March 31, 2017. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The information included under Item 2.02 of this report (including the exhibits) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure.
On April 25, 2017, we provided an update for investors presenting information relating to our financial outlook for the second quarter ending June 30, 2017 and full year 2017, and other information regarding our business. The update and materials to be used in conjunction with the presentation are furnished herewith as Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.
The information included under Item 7.01 of this report (including the exhibits) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 25, 2017 of JetBlue Airways Corporation announcing financial results for the first quarter ended March 31, 2017.
99.2	Investor Update dated April 25, 2017 of JetBlue Airways Corporation.
99.3	Earnings Presentation dated April 25, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	April 25, 2017	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated April 25, 2017 of JetBlue Airways Corporation announcing financial results for the first quarter ended March 31, 2017.
99.2	Investor Update dated April 25, 2017 of JetBlue Airways Corporation.
99.3	Earnings presentation for the first quarter ended March 31, 2017.